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                                                                    EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in this Registration Statement of Network Appliance, Inc. on Form S-8 of our report dated May 10, 2002, appearing in the Annual Report on Form 10-K of Network Appliance, Inc. for the year ended April 30, 2002.


/s/ DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

San Jose, California
October 28, 2002